Exhibit 99.1

LETTER OF MICHAEL JOHNSON & COMPANY, LLC

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.01 of Amendment No. 2 to Form 8-K dated February 3, 2006 of In Touch Media Group, Inc. and are in agreement with the statements contained in paragraph (a) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,

/s/ Michael Johnson & Company, LLC

Michael Johnson & Company, LLC
Certified Public Accountants
Denver, Colorado
February 3, 2006

MTC/ej/366643